UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): January 21, 2025

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 8.01. Other Events.

On January 21, 2025, German American Bancorp, Inc. (the “Company”) received the required approval from the Indiana Department of Financial Institutions in connection with the Company’s pending merger with Heartland BancCorp (“Heartland”). As previously reported, the Company and Heartland entered into an Agreement and Plan of Reorganization on July 29, 2024 (the “Merger Agreement”), pursuant to which Heartland agreed to merge with and into the Company (the “Merger”). The Merger Agreement also provides that Heartland’s wholly-owned banking subsidiary, Heartland Bank will be merged with and into the Company’s wholly-owned banking subsidiary, German American Bank, immediately following the Merger.

The Company has previously received (i) the approval of the Federal Deposit Insurance Corporation, and (ii) a waiver from the Federal Reserve Board of Governors as to its right to receive an application in connection with the Merger. As a result, all regulatory approvals relating to the Merger have been received.

With the shareholders of the Company and Heartland having each approved the Merger at special meetings held on November 19, 2024, the Company and Heartland anticipate that the Merger will become effective as of February 1, 2025, subject to satisfaction of certain customary closing conditions contained in the Merger Agreement.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect”, and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the required regulatory approvals relating to the Merger remaining in effect; the failure of either the Company or Heartland to satisfy any of the other closing conditions to the transaction on a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; possible changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like the Company’s subsidiary bank; and other risks and factors expressly identified in the Company’s cautionary language included under the headings “Forward-Looking Statements and Associated Risk” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other documents subsequently filed by the Company with the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Date: January 22, 2025	By:	/s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer